UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) February 17, 2005
                                                      -----------------


                              Citrix Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                 0-27084                  75-2275152
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  (State or Other Jurisdiction    (Commission               (IRS Employer
       of Incorporation)          File Number)             Identification No.)



   851 West Cypress Creek Road, Ft. Lauderdale, Florida           33309
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         (Address of Principal Executive Offices)               (Zip Code)



                                 (954) 267-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT


                  Section 5 Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal
            Officers.

         The Registrant issued a press release on February 17, 2005, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced the election on February 17, 2005 of Godfrey R. Sullivan, Jr., president and chief executive officer for Hyperion Solutions Corp., and Murray J. Demo, senior vice president and chief financial officer for Adobe Systems, Inc., to the Board of Directors, and the resignation on such date of Kevin R. Compton and Tyrone F. Pike from the Board of Directors.

         Mr. Demo was appointed to each of the Audit, Finance and Nominating and Corporate Governance Committees, and Mr. Sullivan was appointed to each of the Compensation and the Nominating and Corporate Governance Committees.

         In addition, on February 17, 2005, the Board of Directors elected Thomas F. Bogan as the Chairman of the Board of Directors, replacing Stephen M. Dow, such change to take effect immediately following the Company's annual meeting of stockholders on May 5, 2005. Following that date, Mr. Dow will remain as a member of the board of directors and continue to serve as chairman of the Nominating and Corporate Governance Committee.



                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Citrix Press Release, issued February 17, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CITRIX SYSTEMS, INC.

February 17, 2005
                             By:/s/ David J. Henshall
                             ------------------------------------------------
                                    David J. Henshall
                                    Vice President and Chief Financial Officer


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



                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Citrix Press Release, issued February 17, 2005.

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